EXHIBIT 1
         to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  August 30, 2001


                             INVEMED CATALYST FUND, L.P.

                             By:   INVEMED CATALYST GENPAR, LLC,
                                   General Partner

                                   By:    GLADWYNE CATALYST GENPAR, LLC,
                                          Managing Member


                                          By: /s/ Suzanne Present
                                              -----------------------
                                              Name:   Suzanne Present
                                              Title:  Member


                             INVEMED CATALYST GENPAR, LLC

                             By:   GLADWYNE CATALYST GENPAR, LLC,
                                   Managing Member


                                   By: /s/ Suzanne Present
                                       ----------------------------
                                       Name:   Suzanne Present
                                       Title:  Member

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                             GLADWYNE CATALYST GENPAR, LLC


                             By: /s/ Suzanne Present
                                 -----------------------------------
                                 Name:   Suzanne Present
                                 Title:  Member


                             INVEMED SECURITIES, INC.


                             By: /s/ Kenneth G. Langone
                                 -----------------------------------
                                 Name:   Kenneth G. Langone
                                 Title:  Chief Executive Officer


                             /s/ Kenneth G. Langone
                             ----------------------------------------
                             Kenneth G. Langone